UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street
Boston	Massachusetts	02111
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2022, the Human Resources Committee of the Board of Directors (the “Board”) of State Street Corporation (the “Company”) revised the performance-based restricted stock units (“RSUs”) granted in early 2022 and described in the Company’s 2022 proxy statement. This action was taken to reflect the impact of the Company’s recent announcement that it had mutually agreed with Brown Brothers Harriman & Co. (“BBH”) to terminate the Company’s proposed acquisition of BBH’s Investor Services business.
The revisions update the payout chart for one of the three core performance metrics (fee revenue growth) to remove the anticipated fee revenue growth, originally incorporated into the performance-based RSUs when granted in February 2022, attributable to the then-proposed BBH acquisition. The original and revised payout charts for the fee revenue growth payout are as follows:

	Payout Percentage	Original	Revised
No Payout	0%	< 5.0%	< 1.0%
Threshold	50%	5.0%	1.0%
Target	100%	8.5-9.5%	4.0%
Maximum	150%	≥ 13.0%	≥ 7.0%
The performance-based RSUs have a three-year performance period (2022-2024) with each of the three core performance metrics being equally weighted. No adjustments were made with respect to the other two core performance metrics (pre-tax margin and return on average common equity) nor to the overall three-year relative total shareholder return modifier applied to the performance-based RSUs. The other performance-based RSU terms and conditions also remain unchanged.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 15, 2022, the Company’s Board approved an amendment and restatement of the Company’s By-laws (as so amended and restated, the “Amended and Restated By-laws”), effective immediately. The amendments effected by the Amended and Restated By-laws, among other things, include:
•Revisions and enhancements to procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submission of proposals regarding other business at shareholder meetings, by:
1.Requiring disclosures and certain representations from proposing shareholders and beneficial owners and the respective affiliates and associates of, or others acting in concert with each such shareholder and such beneficial owner (each, a “Shareholder Associated Person”);
2.Requiring that nominees proposed by shareholders under the advance notice provisions provide the same completed and signed agreement(s) and questionnaire(s) and requested information as already required to be provided by nominees proposed by shareholders under the proxy access provisions and providing that the Board may require any nominee proposed by a shareholder under the advance notice provisions or the proxy access provisions to agree to be interviewed by the Board or any Board committee;
3.Providing that if any shareholder, beneficial owner and/or Shareholder Associated Person that intends to solicit proxies in support of any nominees other than the Company’s nominees provides the notice and information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then such shareholder, beneficial owner and/or Shareholder Associated Person must provide to the Company (i) no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of soliciting the holders of shares of at least 67% of the voting power of shares entitled to vote on the election of directors and including a statement to that effect in the proxy statement or form of proxy and (ii) prompt notice of any change that occurs with respect to the intent of such shareholder, beneficial owner and/or Shareholder Associated Person to meet such requirements; and
4.Providing that if any shareholder, beneficial owner and/or Shareholder Associated Person fails to comply with the requirements of Rule 14a-19 under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Company that such requirements have been met), then the Company will disregard the nomination of each of the director nominees proposed by such shareholder, beneficial owner and/or Shareholder Associated Person and any proxies or votes solicited for such nominees.
•Revisions, in connection with the above-described amendments, to the deadline for advance notice of business and nominations for an annual meeting of shareholders. Beginning with the Company’s annual meeting of shareholders to be held in 2024, notice that meets the requirements set forth in the Amended and Restated By-laws must be received by the Secretary of the Company at the Company’s principal executive offices not less than 90 days (currently, 60 days) nor more than 120 days (currently, 90 days) prior to the first anniversary of the preceding year’s annual meeting. The advance notice deadline for shareholders to submit nominations and proposals of other business for consideration at the Company’s 2023 annual meeting of shareholders remains unchanged, as previously disclosed in the Company’s proxy statement for the 2022 annual meeting of shareholders that was filed with the Securities and Exchange Commission on April 6, 2022.
•Various other updates, including certain technical, conforming and clarifying changes.
The foregoing description of the Amended and Restated By-laws is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

	Exhibit No.	Description
	3.1	By-laws, as amended and restated
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ DAVID C. PHELAN
		Name:	David C. Phelan,
		Title:	Executive Vice President, General Counsel and Secretary
Date:	December 16, 2022